UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2022

SP PLUS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601‑7702

(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On May 12, 2022, SP Plus Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected six (6) directors; (ii) approved, on a non-binding, advisory basis, a resolution approving the 2021 compensation paid to the Company’s named executive officers; and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022.  The proposals presented at the Annual Meeting are described in more detail in the Proxy Statement. Holders of 20,861,635 shares of the Company’s common stock, or approximately 89.68% of the 23,261,694 shares of common stock that were issued and outstanding and entitled to vote as of the record date, March 18, 2022, were present or represented by proxy at the Annual Meeting.

The following are the final voting results on the four proposals presented to the Company’s stockholders at the Annual Meeting:

Proposal 1:  Election of Directors

The Company’s stockholders elected each of the six director nominees nominated by the Company’s Board of Directors to serve as directors until the 2023 annual meeting of stockholders and until a successor is elected and qualified, or until such director’s earlier resignation, removal or death, by the following vote:

Nominees	For	Withhold	Broker Non-Votes
G Marc Baumann	19,539,288	441,517	880,830
Alice M. Peterson	19,599,576	381,229	880,830
Gregory A. Reid	19,889,073	91,732	880,830
Wyman T. Roberts	18,115,644	1,865,161	880,830
Diana L. Sands	19,889,221	91,584	880,830
Douglas R. Waggoner	19,565,173	415,632	880,830

Proposal 2:  Non-Binding, Advisory Vote on the 2021 Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, a resolution approving the 2021 compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
19,542,793	412,048	25,964	880,830

Proposal 4:  Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2022 by the following vote:

For	Against	Abstain
20,590,759	270,348	528

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION
(Registrant)

Date: May 16, 2022	By:	/s/ Ritu Vig
Ritu Vig
Chief Legal Officer and Secretary